Exhibit 23.1

                      Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 of DST Systems, Inc. (Commission File Nos. 333-04197, 333-69377, 333-69393, and 333-69611) of our report dated February 6, 1998 appearing in USCS International, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997 which is incorporated in this Current Report on Form 8-K.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Sacramento, California
December 23, 1998